UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 22, 2005

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleService, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Board of Directors of Golden Telecom, Inc. (the "Company"), through a decision of the Compensation Committee of the Board of Directors on November 22, 2005, approved the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan (the "Golden Telecom SAR Plan") and the EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan (the "Sovintel SAR Plan"). The following is only a summary of the two plans and is qualified by reference to the plans, which are included as exhibits to this Current Report on Form 8-K and incorporated herein by reference. Since the actual details of the plans are more detailed than the information set forth in this Item 1.01, reliance should be only on the actual provisions of the plans.

The Golden Telecom SAR Plan provides for the granting of stock appreciation rights which confers a benefit that is based on the appreciation in value of the Company’s common stock, and is payable in the form of either shares of the Company’s common stock or cash to officers and employees of the Company and its subsidiaries. The Golden Telecom SAR Plan is subject to shareholder approval. Notwithstanding the foregoing, if the Golden Telecom SAR Plan is not approved by the Company’s shareholders, all awards made under the Golden Telecom SAR Plan will be settled in cash. The purpose of the Golden Telecom SAR Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging officers and employees performing services for the Company to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers and employees with exceptional qualifications, and (c) linking officers and employees directly to shareholder interests through ownership of the Company. The Compensation Committee of the Company shall administer the Golden Telecom SAR Plan and has the authority to determine the persons eligible to receive awards, when and how each award shall be granted, the provisions of each award, and the number of stock appreciation rights granted. The aggregate number of shares of the Company’s common stock that may be issued pursuant to exercise of stock appreciation rights under the Golden Telecom SAR Plan is 200,000.

The Sovintel SAR Plan provides for the granting of stock appreciation rights which confers a benefit that is based on the appreciation in value of the Company’s common stock, and is payable in the form of cash to officers and employees of the EDN Sovintel and its subsidiaries. The purpose of the Sovintel SAR Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging officers and employees performing services for the Company's subsidiary, EDN Sovintel, to focus on critical long-range objectives and (b) encouraging the attraction and retention of officers and employees with exceptional qualifications. The Compensation Committee of the Company shall administer the Sovintel SAR Plan and has the authority to determine the persons eligible to receive awards, when and how each award shall be granted, the provisions of each award, and the number of stock appreciation rights granted.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 22, 2005, the Company received notice from Andrey Kosogov and Pavel Kulikov of their resignation from the Board of Directors of the Company. Mr. Kosogov also resigned from the Compensation Committee of the Board of Directors and the Executive Committee of the Board of Directors. Mr. Kosogov and Mr. Kulikov both indicated that their resignation is due to personal reasons and not because of any disagreement with the Company.

On November 25, 2005, Oleg Malis and Alexey Khudyakov were elected to fill the two resulting vacancies on the Board of Directors of the Company pursuant to a decision made by the unanimous written consent of the eight remaining members of the Company's Board of Directors. Mr. Malis and Mr. Khudyakov will serve until the 2006 annual meeting of shareholders. Mr. Khudyakov will also serve on the Compensation Committee of the Board of Directors and the Executive Committee of the Board of Directors.

The decision of the Company's Board of Directors to elect Mr. Malis and Mr. Khudyakov was made pursuant to Section 3.1(d) of a shareholders agreement dated August 19, 2003 by and between the Company, Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited and First NIS Regional Fund SICAV which provides that the Company and each shareholder which is a party to the shareholder agreement agree that in certain circumstances they shall each take all action necessary from time to time including, the filling of vacancies on the Company's Board of Directors to maintain agreed numbers of directors on the Company's Board of Directors.

Biographical information about Mr. Malis and Mr. Khudyakov is as follows:

Alexei Khudyakov, Age 34

Mr. Khudykov has served as Vice-President of Alfa Bank and Head of the Department of Telecommunication Projects of Assets Department since 2002. Mr. Khudykov is responsible for managing Alfa Telecom Limited's investments in Golden Telecom, Inc. and Kievstar. From 1998 until 2002, Mr. Khudykov worked for the Moscow office of McKinsey & Co. Mr. Khudyakov holds a Masters in Business Administration from INSEAD and a Masters in Applied Mathematics and Physics from Moscow Physical and Engineering Institute.

Oleg Malis, Age 31

Mr. Malis is Senior Vice-President of Alfa Telecom Limited. Mr. Malis began working for Alfa Telecom Limited as Chief of the Current Project Management Unit in 2005. From 2003 until 2005, Mr. Malis was Senior Vice-President and Director of Mergers and Acquisitions for Golden Telecom, Inc. Prior to joining Golden Telecom, Inc., Mr. Malis founded ZAO Investelectrosvyaz and ZAO Corbina which provides mobile telecommunications related services in Russia. Mr. Malis holds a degree from Moscow State Aviation Technological University in Systems Engineering.

Item 9.01 Financial Statements and Exhibits.

10.1 Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan.
10.2 Form of Award Agreement under the Golden Telecom, Inc. 2005 Stock Appreciation Plan.
10.3 EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan.
10.4 Form of Award Agreement under the EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

November 29, 2005	By:	/s/ Derek Bloom

Name: Derek Bloom
Title: Senior Vice-President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan.
10.2	Form of Award Agreement under the Golden Telecom, Inc. 2005 Stock Appreciation Plan.
10.3	EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan.
10.4	Form of Award Agreement under the EDN Sovintel 2005 Stock Appreciation Rights Bonus Plan.